Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER OF SUNCOKE ENERGY, INC.
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Annual Report on Form 10-K of SunCoke Energy, Inc. for the fiscal year ended December 31, 2025, I, Katherine T. Gates, President and Chief Executive Officer of SunCoke Energy, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.    This Annual Report on Form 10-K for the fiscal year ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in this Annual Report on Form 10-K for the fiscal year ended December 31, 2025 fairly presents, in all material respects, the financial condition and results of operations of SunCoke Energy, Inc. for the periods presented therein.

/s/ Katherine T. Gates
Katherine T. Gates
President and Chief Executive Officer
(Principal Executive Officer)
February 20, 2026